UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2019

GEMPHIRE THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37809	47-2389984
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

17199 N. Laurel Park Drive, Suite 401

Livonia, Michigan 48152

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (734) 245‑1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 20, 2019, Gemphire Therapeutics Inc. (the “Company”) received written notice from the Nasdaq Stock Market (“Nasdaq”) stating that the Company no longer complies with the minimum stockholders’ equity requirement under Nasdaq Listing Rule 5450(b)(1)(A) for continued listing on The Nasdaq Global Market because the Company’s stockholder’s equity, as reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, has fallen below $10 million. The notification letter also indicates that the Company does not meet the alternative compliance standards set forth in Nasdaq Listing Rule 5450(b).

Under applicable Nasdaq rules, the Company has 45 calendar days from the date of the notification letter, or until May 6, 2019, to submit a plan to regain compliance. If the Company’s plan is accepted, Nasdaq may grant the Company an extension of up to 180 calendar days from the date of the notification letter to provide evidence of compliance. Alternatively, the Company may consider applying to transfer the Company's common stock to The Nasdaq Capital Market, which has a minimum stockholders’ equity requirement of $2.5 million, provided that the Company meets the continued listing requirements of The Nasdaq Capital Market at such time.

The Company intends to promptly evaluate various courses of action and to timely submit a plan to Nasdaq.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “will,” “may,” “intends,” “potential,” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. These forward-looking statements represent the Company’s views as of the date hereof and inherently involve significant risks and uncertainties, which include, without limitation, the factors discussed in the “Risk Factors” section of the Company’s filings with the Securities and Exchange Commission from time to time. Actual results may differ materially from those indicated by such forward-looking statements as a result of such risks and uncertainties. For example, there can be no assurance that the Company will timely submit a compliance plan to Nadsaq, that any plan submitted by the Company will be accepted by Nasdaq or that the Company will be able to regain compliance with Nasdaq’s continued listing standards. The Company anticipates that subsequent events and developments will cause the Company’s views to change.  However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, except as required by law.  These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEMPHIRE THERAPEUTICS INC.

Dated: March 22, 2019

	By:	/s/ Dr. Steven Gullans
Dr. Steven Gullans
President and Chief Executive Officer